Exhibit 10.1

Execution Form

THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

          This Third Amendment to Amended and Restated Credit Agreement (this “Amendment”) dated as of April 14, 2006 (the “Effective Date”), is by and among PENN VIRGINIA CORPORATION, a Virginia corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement referred to below) party hereto, and JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)) (the “Administrative Agent”).

R E C I T A L S:

          WHEREAS, the Borrower, each Lender then a party thereto, the Administrative Agent, the other agents party thereto, and the LC Issuer have heretofore entered into that certain Amended and Restated Credit Agreement dated as of December 4, 2003, as amended by that certain Consent and First Amendment to Amended and Restated Credit Agreement dated as of December 29, 2004, and by that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 15, 2005, and as otherwise amended, supplemented or modified from time to time prior to the Effective Date (the “Credit Agreement”), pursuant to which the Lenders have agreed to make revolving credit loans to, and participate in letters of credit issued for, the benefit of the Borrower under the terms and provisions stated therein; and

          WHEREAS, the Borrower has requested that the Lenders make certain modifications to the Credit Agreement as more particularly set forth below, subject to the terms and conditions set forth herein and in the Credit Agreement as amended hereby; and

          WHEREAS, subject to the terms and conditions of this Amendment and the Credit Agreement, each of the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment in order to effectuate such amendments and modifications to the Credit Agreement;

          NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.          Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.

          Section 2.          Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a) The definition of “Reserve Report” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“            “Reserve Report” means a report, in form and substance satisfactory to the Administrative Agent, setting forth, as of each December 31 or June 30 (or such other date in the event of an unscheduled redetermination) the oil and gas reserves attributable to the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the pricing assumptions consistent with SEC reporting requirements at the time.”

(b) The definition of “Scheduled Redetermination Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“ “Scheduled Redetermination Date” means May 1st and November 1st of each year on which the Borrowing Base is scheduled for redetermination under Section 2.21.”

(c) The first sentence of Section 2.21(ii) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“On or before April 15th and October 15th of each year, the Administrative Agent shall propose in writing to the Borrower and the Lenders a new Borrowing Base in accordance with Section 2.21(iii) (assuming receipt by the Administrative Agent of the Engineering Reports in a timely and complete manner).

          (d)          The fifth sentence of Section 2.21(ii) of the Credit Agreement is hereby amended by deleting the references therein to “April 1st” and “October 1st” and inserting in place thereof references to “May 1st” and “November 1st”, respectively.

          (e)          The third sentence of Section 2.21(iii) of the Credit Agreement is hereby amended by deleting the references therein to “April” and “October” and inserting in place thereof references to “May” and “November”, respectively.

(f) Section 6.1.7(i) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“            (i)        On or before April 1 and October 1 of each year, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report.  The Reserve Report as of December 31 of each year shall be prepared (x) by one or more Approved Petroleum Engineers or (y) by or under the supervision of the chief engineer of the Borrower (who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding December 31 Reserve Report) and audited by one or more Approved Petroleum Engineers.  The June 30 Reserve Report of each year shall be prepared by or under the supervision of the chief engineer of the Borrower, who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding December 31 Reserve Report.”

          (g)          Schedule 6.2.2 to the Credit Agreement is hereby amended by deleting the words “$5 million line of credit” in the second row of the first table of such schedule and inserting in place thereof the words “$10 million line of credit”.

          Section 3.          Reaffirmation of Borrowing Base.

          (a)          The Borrowing Base shall be reaffirmed at $300,000,000 from and after the Effective Date until the Borrowing Base shall be otherwise redetermined in accordance with the Credit Agreement (as amended hereby).

          (b)          Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to clause (a) of this Section 3 constitutes the regularly scheduled Borrowing Base redetermination for Spring 2006 (and shall not constitute a special redetermination of the Borrowing Base pursuant to Section 2.21(v) of the Credit Agreement (as amended hereby)).

          Section 4.          Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

(a) Executed Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent, the LC Issuer and each Lender.

          (b)          Other Conditions.  The Borrower shall have confirmed and acknowledged to the Administrative Agent, the LC Issuer and the Lenders, and by its execution and delivery of this Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties made by the Borrower or any other Loan Party contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof; and (iv) no Default or Unmatured Default exists under the Credit Agreement or any of the other Loan Documents.

          Section 5.          Ratification of Credit Agreement.  Except as expressly amended, modified or waived by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall continue in full force and effect.

          Section 6.          Expenses.  The Borrower agrees to pay on demand all expenses set forth in Section 9.6 of the Credit Agreement.

          Section 7.          Miscellaneous.  (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “this Guaranty”, “this Pledge Agreement”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “the Guaranty”, “the Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage, the Guaranty, the Pledge Agreement or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          Section 8.          Severability.  Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

          Section 9.          Applicable Law; Entire Agreement.  THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT DELIVERED PURSUANT HERETO (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF THE CONFLICTS OF LAW), BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          Section 10.        Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Agents, the LC Issuer, the Lenders and the Borrower and their respective successors and assigns.

          Section 11.        Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

          Section 12.        Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

          Section 13.        NO ORAL AGREEMENTS.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE MATTERS HEREIN CONTAINED, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

EXECUTED as of the day and year first above written.

BORROWER:

PENN VIRGINIA CORPORATION

By:

Name:
Title:

ADMINISTRATIVE AGENT AND LENDERS

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), as Administrative Agent
and as a Lender

By:

Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:

Name:
Title:

ROYAL BANK OF CANADA, as a Lender

By:

Name:
Title:

BNP PARIBAS, as a Lender

By:

Name:
Title:

and

By:

Name:
Title:

BANK OF AMERICA, N.A., successor by merger to Fleet National Bank, as a Lender

By:

Name:
Title:

COMERICA BANK,
as a Lender

By:

Name:
Title:

UFJ BANK LIMITED,
as a Lender

By:

Name:
Title:

FORTIS CAPITAL CORP.,
as a Lender

By:

Name:
Title:

and

By:

Name:
Title:

MIZUHO CORPORATE BANK, LTD.,
as a Lender

By:

Name:
Title:

WELLS FARGO BANK, N.A.,
as a Lender

By:

Name:
Title:

ACKNOWLEDGMENT BY GUARANTORS

          Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 14, 2006 (the “Third Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Third Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Unmatured Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Third Amendment.

PENN VIRGINIA HOLDING CORP.,
a Delaware corporation

PENN VIRGINIA OIL & GAS
CORPORATION, a Virginia corporation

PENN VIRGINIA OIL & GAS GP LLC,
a Delaware limited liability company

PENN VIRGINIA OIL & GAS LP LLC,
a Delaware limited liability company

PENN VIRGINIA OIL & GAS, L.P.,
a Texas limited partnership

By Penn Virginia Oil & Gas GP LLC,
a Delaware limited liability company, as its
general partner

By

Name:
Title:

S - 4